497(e)
                                                                      333-137052

AXA Equitable Life Insurance Company

SUPPLEMENT DATED SEPTEMBER 19, 2007 TO THE CURRENT PROSPECTUSES FOR:

o Income Manager Accumulator(R)   o AXA Equitable Retirement Income for Life(SM)   o EQUI-VEST(SM) TSA Advantage(SM)
o Accumulator(R) Plus(SM)         o At Retirement(SM)                              o EQUI-VEST(SM) Employer Sponsored
o Accumulator(R)                  o EQUI-VEST(SM) At Retirement(SM)                  Retirement Programs
o Accumulator(R) Select(SM)       o EQUI-VEST(SM) Vantage(SM)
o Accumulator(R) Elite(SM)        o EQUI-VEST(SM) Strategies

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This Supplement modifies certain information in the above-referenced
Prospectuses, Supplements to Prospectuses and Statements of Additional Information, (together the "Prospectuses"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any Prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.


FOR TSA CONTRACTS

The purpose of this Supplement is to announce changes to Treasury Regulations under Section 403(b) of the Internal Revenue Code that may affect your contract. The IRS and the Treasury Department recently finalized Regulations which revoke Revenue Ruling 90-24 (Rev. Rul. 90-24), effective January 1, 2009. However, because of certain restrictions on transfers after September 24, 2007 (discussed below), that date could be deemed the true effective date of the revocation of the Revenue Ruling. Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) contract to another, without reportable taxable income to the individual. 403(b) contracts issued pursuant to a Rev. Rul. 90-24 direct transfer where applications and all transfer paperwork are received by our processing office in good order prior to September 25, 2007 are "grandfathered" as to 403(b) status. However, future transactions such as loans and distributions under such "grandfathered" contracts may result in adverse tax consequences to the owner unless the contracts are or become part of the employer's 403(b) plan, or the employer enters into an information-sharing agreement with the insurance company issuing the contract.

Contracts issued on or after September 25, 2007, where applications and all transfer paperwork were not received by our processing office in good order prior to September 25, 2007, are not "grandfathered" as to 403(b) status unless they become part of the employer's 403(b) plan, or the employer enters into an information-sharing agreement with the insurance company issuing the contract before January 1, 2009. As a result, AXA Equitable will not be issuing any 403(b) contracts after September 24, 2007 except through registered representatives of AXA Advisors. Also, such contract must be under an employer plan, or the employer must indicate that it intends to enter into an information-sharing agreement with AXA Equitable.

Please speak with your personal tax adviser regarding these recent regulatory changes.




                      AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234

   (Copyright)2007 AXA Equitable Life Insurance Company. All rights reserved.

     Accumulator(R) is issued by and is a registered service mark of AXA Equitable Life Insurance Company. Accumulator(R) Plus(SM), Accumulator(R) SelectSM, Accumulator(R) Elite(SM), AXA Equitable Retirement Income for Life(SM), At Retirement(SM), EQUI-VEST(SM), EQUI-VEST(SM) At Retirement(SM), EQUI-VEST(SM) Vantage(SM), EQUI-VEST(SM) Strategies and EQUI-VEST(SM) TSA Advantage(SM) are service marks of AXA Equitable Life Insurance Company.


NB                                                                        x01812
Form # 888-1426 (9/07)                                       Cat # 139663 (9/07)